SUPPLEMENT DATED OCTOBER 30, 2023

TO THE PROSPECTUS DATED MAY 2, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY VALIC

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Equity Director

This supplement updates certain information in the Variable Account Options subsection of the Prospectus.

Effective September 28, 2023, the VALIC Company I International Opportunities Fund (the “Fund”) changed its sub-advisers from Delaware Investments Fund Advisers and Massachusetts Financial Services Company to Invesco Advisers, Inc. and Wellington Management Company LLP. Accordingly, as it pertains to the Fund, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Adviser is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
International Opportunities Fund	Adviser: VALIC Sub-Advisers: Invesco Advisers, Inc. and Wellington Management Company LLP

Please keep this supplement with your Prospectus.